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                                                                   Exhibit 10.19


                           [GENICOM LOGO] CORPORATION

                           INCENTIVE COMPENSATION PLAN





                         RESTRICTED/COMPANY CONFIDENTIAL








              APPROVED BY BOARD OF DIRECTORS ____(DATE)___________


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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

PURPOSE

The purpose of GENICOM's Incentive Compensation Plan ("Plan") is to reward key employees for the achievement of the company's growth and profitability objectives. In addition, the Plan is intended to assist in the retention and motivation of these employees.

EFFECTIVE PERIOD

The Plan will cover the two six-month periods comprising a fiscal year: 1) January through June, and 2) July through December.

ELIGIBILITY

Employees eligible to participate in the Plan shall include those who have completed at least twelve months of continuous service by the end of the applicable period and:

- whose positions are evaluated at the end of the applicable half-year, or at the end of their employment in the applicable period, as Director level or above under GENICOM's salary structure or,

- whose positions are in an affiliate and are evaluated as being equivalent in responsibility to Director level or above at the end of the applicable period, or at the end of their employment in the applicable half-year or,

- having not completed twelve months of continuous service, but having been specifically approved for participation by the Chairman of the Board and President & Chief Executive Officer or,


- whose positions do not meet the above level requirements, but whose contributions merit special consideration, and are specifically approved for participation by the Chairman of the Board and President & Chief Executive Officer.

Employees eligible to participate in any other variable compensation plan (e.g. Sales Incentive Plan) are not eligible to participate in this Plan.

CONDUCT

A cooperative and supportive team effort is a basic condition of employment for all employees, but particularly for participants of the Incentive Compensation Plan and other members of management. Proactive support of Corporate goals, directions, and priorities including those outside of a participant's area of responsibility is an implied requirement of Plan participants.


In addition, Plan participants are expected to demonstrate exceptional leadership skills through the following behaviors:

-      Proactively coaching employees

-      Designing operational processes with measurements

-      Facilitating automation of processes

-      Demonstrating continuous improvement towards strategic targets.

These behaviors are not only a condition of participation in the Incentive Plan, but also a condition of employment.




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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
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THRESHOLD

In order for an award to be available, the Corporation must achieve satisfactory financial performance in each six-month period. This threshold performance will be recommended by the President & Chief Executive Officer, subject to review and approval of the Compensation Committee of the Board of Directors. If the Corporation does not meet the threshold financial performance, the President and Chief Executive Officer may recommend to the Board payment of the Functional/Individual goals if objectives in this component are met.

AWARD POOL

An Award Pool will be established annually. Incentive compensation payments will not exceed this pool size, unless specifically recommended by the President and Chief Executive Officer and approved by the Board of Directors.

OBJECTIVES

Objectives will consist of both Corporate and Functional/Individual performance measures. Corporate objectives, established semi-annually, are provided in Attachment A.

Functional/Individual performance targets, also established semi-annually, will be developed by staff executives for the functions for which they are responsible. The performance targets must support the Annual Operating Plan and be approved by the President and Chief Executive Officer.


Functional/Individual objectives should be:

       -      closely linked to GENICOM's strategic success

       -      clear and understandable

       -      objective

       -      measurable

       -      based on activities that can be controlled by the Plan participant

       -      few, yet comprehensive

Most important, targets must represent a true performance stretch, and reflect achievement well beyond the normal scope of responsibilities. Failure to obtain an objective will result in a weighted reduction from the total Incentive Compensation pool.


Functional/Individual objectives, established semi-annually, are provided in Attachments B and C.



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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
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AWARD DETERMINATION

At the end of the applicable half-year period, the Board of Directors shall select as participants from those in the following position in the Corporation and determine the award payments to each such participant:

a. The employee occupying the position of President & Chief Executive Officer and,

b. all other employees who are officers of the Corporation or employees whose positions are in an affiliate and evaluated as being equivalent to an officer position of the Corporation.

The Board of Directors has delegated authority to the officers of the Corporation approved by the Chief Executive Officer to select as participants employees in positions other than those covered above and to determine the award amount to such participants. Individual awards are to be paid from the Award Pool.

Payments to individual participants shall be determined on the basis of an assessment of the participant's contribution to, and performance with, the Corporation during the applicable period.

AWARD PAYMENT

Awards will be paid semi-annually as soon as is practical after the Board approves the award amounts for the applicable period.

RETIREMENT SAVINGS PLAN

Employee contributions to the Retirement Savings Plan 401(k) will be deducted from the Incentive Compensation unless otherwise requesting (in writing) by the participant prior to payment of Incentive Compensation. (Complete Attachment E and forward to Human Resources.)

FUTURE PARTICIPATION

The selection of an employee as a participant is not to be construed as an assurance of an award for that half-year, or selection as a participant for any future period.

REMOVALS

A participant whose employment with the Corporation is terminated because of retirement or disability:

a. after the close of the applicable half-year, but prior to the actual distribution of the award amount for such period, may be awarded the full amount for that period,

b. after the beginning but prior to the end of the applicable half-year period, may be awarded an amount based upon the actual period of employment with the Corporation within the period.

DEATH

Management-initiated separation or voluntary separation constitutes removal from this plan.




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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
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If a participant dies prior to payment of his/her award payment, the entire award amount shall be paid to his/her estate, less any benefit plan deductions and taxes required to be withheld.


MANAGEMENT RESERVATIONS

All payments of Incentive Compensation are subject to the discretion of the Board of Directors and the Chief Executive Officer. This plan may be modified, amended, or canceled at any time subject to the sole discretion of the Board of Directors and the Chief Executive Officer.



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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
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Attachment A


                           [GENICOM LOGO] CORPORATION

                           INCENTIVE COMPENSATION PLAN

                            1998 CORPORATE OBJECTIVES


--------------------------------------------------------------------------------
          CATEGORY                                       % OF TARGET INCENTIVE
                                                                (WEIGHT)
--------------------------------------------------------------------------------

Corporate Objectives                                             70%
--------------------------------------------------------------------------------

Functional/Individual Objectives                                 30%
--------------------------------------------------------------------------------


The 1998 Corporate Objectives (70%) are:



-----------------------------------------------------------------------------------------------------
            CORPORATE OBJECTIVE              1ST HALF      2ND HALF     TOTAL 1998          % OF
                                               1998          1998       OR 12/31/98       CORPORATE
                                                                                         OBJECTIVES
                  ($000'S)                                                                (WEIGHT)
-----------------------------------------------------------------------------------------------------
Revenue to Plan                                                                             20%
-----------------------------------------------------------------------------------------------------

Gross Margin to Plan                                                                        15%
-----------------------------------------------------------------------------------------------------

Operating Margin to Plan                                                                    50%
-----------------------------------------------------------------------------------------------------

Inventory/DSO/Individual Objectives                                                         15%
-----------------------------------------------------------------------------------------------------

Total                                                                                       100%
-----------------------------------------------------------------------------------------------------


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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

                                                                    Attachment B


                          [GENICOM LOGO] CORPORATION

                          INCENTIVE COMPENSATION PLAN

                     1998 FUNCTIONAL/INDIVIDUAL OBJECTIVES

                 GROUP NAME: _________________________________



--------------------------------------------------------------------------------
          CATEGORY                                       % OF TARGET INCENTIVE
                                                                (WEIGHT)
--------------------------------------------------------------------------------

Corporate Objectives                                             70%
--------------------------------------------------------------------------------

Functional/Individual Objectives                                 30%
--------------------------------------------------------------------------------




The 1998 Functional/Individual Objectives (30%) are:


-----------------------------------------------------------------------------------------------------
            FUNCTIONAL/INDIVIDUAL            1ST HALF      2ND HALF     TOTAL 1998          % OF
                 OBJECTIVE                     1998          1998       OR 12/31/98      FUNCTIONAL/
                                                                                         INDIVIDUAL
                                                                                         OBJECTIVES
                  ($000'S)                                                                (WEIGHT)
-----------------------------------------------------------------------------------------------------

Revenue to Plan                                                                             20%
-----------------------------------------------------------------------------------------------------

Gross Margin to Plan                                                                        15%
-----------------------------------------------------------------------------------------------------

Operating Margin to Plan                                                                    50%
-----------------------------------------------------------------------------------------------------

Inventory/DSO/Individual Objectives                                                         15%
-----------------------------------------------------------------------------------------------------

Total                                                                                       100%
-----------------------------------------------------------------------------------------------------



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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

                                                                    Attachment C


                          [GENICOM LOGO] CORPORATION

                          INCENTIVE COMPENSATION PLAN

                    1998 INDIVIDUAL PERFORMANCE OBJECTIVES



                   GROUP NAME: _____________________________

                 PARTICIPANT NAME: __________________________









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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
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                                                                    Attachment D


I have received a copy of the GENICOM Corporation Incentive Compensation Plan and a copy of my Functional/Individual objectives for 1998.

Attached is my completed Retirement Savings Plan contribution designation form.





Participant:_____________________________               Date:________________








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                                 GENICOM CORPORATION INCENTIVE COMPENSATION PLAN
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                                                                    Attachment E



                            RETIREMENT SAVINGS PLAN

                         1998 WITHHOLDING DESIGNATION
                   AS IT PERTAINS TO INCENTIVE COMPENSATION





--------------------------------------------------------------------------------
Name:




--------------------------------------------------------------------------------
Social Security No.:            Work Location:              Work Phone:


--------------------------------------------------------------------------------

Your Retirement Savings Plan contribution will automatically be withheld from any incentive compensation disbursement you may receive, unless you designate otherwise. Please indicate your election below and return with your Incentive Compensation Plan receipt confirmation.



[ ] Yes, I want my normal Retirement Savings Plan contribution withheld from any 1998 incentive compensation disbursement I may receive.


[ ] No, I do not want my normal Retirement Savings Plan contribution withheld from any 1998 incentive compensation disbursement I may receive.


[ ]   I do not participate in the Retirement Savings Plan.



Signature:___________________________________     Date:______________________




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